UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
April 2, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective April 1, 2020, the executive officers of Ross Stores, Inc. (the “Company”) have each agreed to amend their Executive Employment Agreement to reduce their salary levels as follows, until such time as at least 50% of the Company’s Ross Dress for Less® and dd’s DISCOUNTS® store locations have reopened. Effective March 20, 2020, all of the Company’s store locations were temporarily closed.

a.Barbara Rentler, Chief Executive Officer: 100% salary reduction.
b.Travis Marquette, Group Senior Vice President and Chief Financial Officer: 20% salary reduction.
c.Michael Hartshorn, Group President and Chief Operating Officer: 50% salary reduction.
d.Michael Balmuth, Chairman of the Board and Senior Adviser: 100% salary reduction.
e.Brian Morrow, President, Chief Merchandising Officer for dd’s DISCOUNTS: 40% salary reduction.
f.Michael Kobayashi, President, Operations and Technology: 40% salary reduction.

The other provisions of each executive officer’s Executive Employment Agreement remain unchanged.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on April 2, 2020, providing an update related to actions it is taking in response to the store closures and other business disruptions resulting from regional and national efforts to slow the COVID-19 pandemic. Actions include reducing payroll expenses through the furloughing of associates beginning April 5, 2020, and through temporary salary reductions for other personnel, such actions expected to continue until operations can resume.

In conjunction with these payroll expense reduction measures, effective April 1, 2020 the non-employee members of the Company’s Board of Directors have suspended the cash elements of their director compensation until further notice, and Norman Ferber (Chairman Emeritus, and consultant to the Company) has agreed to a 33% reduction of his monthly consulting payments until at least 50% of the Company’s stores have reopened.

The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	April 2, 2020 Press Release by Ross Stores, Inc.

104	Cover Page Interactive Data File. (The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary